Roth Capital Conference

The ITEX Opportunity

Presented February 21, 2008

By Steven White, Chairman and CEO

Safe Harbor Statement: During the course of this presentation, we may make projections or other forward looking statements regarding future events or the future financial performance of ITEX. Such statements are only predictions and actual events or results may differ materially. We refer you to ITEX's filings with the SEC, specifically our reports on Form 10-KSB and 10-QSB. These documents identify important risk factors that could cause actual results to differ materially from our projections or forward looking statements.

ITEX at a Glance

- Largest Membership Trading Community in the United States and Canada
- 24,000 business members
- ITEX enables members to attract new customers and generate new sales
- Members buy and sell to each other utilizing ITEX dollars

More about ITEX

- 95 franchisee offices in the US and Canada
- $270 million annual transaction volume
- 1,000 transactions a day
- SAS trading platform
- Founded in 1982
- OTCBB: ITEX

How ITEX Works

- Buyers and sellers use our private currency and transaction processing infrastructure

- **Revenue from:**
- Transaction fees
- Subscription fees


BUSINESS 1
BUSINESS 2
BUSINESS 3
(PRINTER)
BUSINESS 2
(LANDSCAPE)
BUSINESS 4
(HVAC)
BUSINESS 1
ITEX
BUSINESS 5
(HOTEL)
BUSINESS 7
(DENTIST)
BUSINESS 6
(FLORIST)

Member Business Proposition

- Unique distribution channel
- Generate new sales
- Build business relationships
- **Sellers:** new leads, new sales, new revenue
- **Buyers:** save cash, build new relationships

ITEX – The Membership Trading Community

- Offices in 44 States and 3 Canadian Provinces
- Typical ITEX member has 10 or less employees; collectively, members employ over 100,000



Member Count
13,000
22,000
24,000
2005
2006
2007

Small Business is Our Business

ITEX members represent a variety of industries

- Accommodation & Travel
- Advertising & Media
- Business Services
- Contractors
- Entertainment
- Printing
- Magazines & Newspapers
- Medical Services
- Collectibles
- Auto Repair Services
- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipments
- Real Estate
- Accountants
- Lawyers
- Conference/Meeting Centers

Growth of Small Businesses

The small business segment is growing rapidly as entrepreneurs and baby boomers move towards self employment and "rehirement".

USA TODAY

"There are now 20 million micro-businesses in the U.S., one for every six private-sector workers."

"Businesses without a payroll make up more than 70 percent of the nation's 27 million firms."

SBA

"Of the nearly 27 million firms in the United States, 97.5% percent have fewer than 20 employees...they account for half of our [GDP], and have generated 60 to 80 percent of the net new jobs over the past decade."

Corporate Info

- $16 MM market cap
- 17.8 MM shares outstanding
- $14.2MM in revenue in 2007
- $ 1.5MM income from operations
- $ 2.05MM cash flow from operations
- 27 corporate plus 350 franchisee employees
- Located in Bellevue, Washington

ITEX Board of Directors

Steven White, ITEX Chairman and CEO

John A. Wade, Director

Eric Best, Director

<u>2003 turning point</u>

Directors elected via a proxy contest

New management team

2003 stock price low – 10 cents

2008 current stock price – 90 cents

Financial Highlights


Revenue
Fiscal 2003 - 2008
(numbers represented in thousands)
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
03
$10,595
04
$10,283
05
$10,225
06
$14,646
07
$14,171
08
$15,000

Financial Highlights



Cash Flow From Operations
Fiscal 2003 - 2008
(numbers represented in thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
$(500)
03
$(74)
04
$28
05
$843
06
$1,836
07
$2,057
08
$2,500

Financial Highlights


Income from Operations
Fiscal 2003 - 2007
(numbers represented in thousands)
$2,000
$1,500
$1,000
$500
$0
$(500)
$(1,000)
03
$(642)
04
$621
05
$729
06
$1,341
07
$1,505

Financial Highlights
Includes Tax benefit


Earnings Per Share (EPS)
Fiscal 2003 - 2007
(numbers represented in thousands, except EPS)
0.30
0.25
0.20
0.15
0.10
0.05
0.00
-0.05
03 04 05 06 07
-0.04 0.12 0.17 0.18 0.25
Share Count (Diluted) 17,733 18,279 18,576 18,623 18,103
Net Income $(627) $2,243 $3,098 $3,443 $4,504

Balance Sheet – 1/31/2008

Assets:	
Cash & ST Investments	$1,091,000
Accounts Receivable, net	823,000
Tax assets	7,095,000
Other Assets & Equip.	6,872,000
Total Assets	$15,881,000
Liabilities & Shareholder Equity:	
Current Liabilities	$2,810,000
Long Term Liabilities	315,000
Shareholders Equity	12,756,000
Total Liabilities and S/H Equity	$15,881,000

Growth Strategy

- Acquisitions
  - 3 successes since 2005
- Grow Member Registration
  - Franchisees
  - On-line marketing
  - Partnerships with business organizations

Investment Overview

- Industry leader with vast growth potential
- Proprietary SAS technology
- Recurring revenue model
- Profitable since fiscal 2004
- Revenue and operational income on the rise
- Seasoned Board and management team

Thank You

ITEX Corporation
www.itex.com
425.463.4001 or
steve@itex.com